Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:  (212) 310-8000

Facsimile:  (212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR

THE PERIOD MAY 1, 2003 THROUGH MAY 31, 2003

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR

THE PERIOD MAY 1, 2003 THROUGH MAY 31, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
6950 Columbia Gateway Drive
Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands): May 1, 2003 through May 31, 2003	$84,661

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

NET INCOME (in $ thousands):	$2,157

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	June 24, 2003	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

May 31, 2003
ASSETS

Current assets:
Cash and cash equivalents	$99,763
Accounts receivable, less allowance for doubtful accounts of $3,441	58,143
Restricted cash, investments and deposits	12,828
Refundable income taxes	1,133
Other current assets	23,696
Total current assets	195,563

Property and equipment, net	77,105
Investments in non-Debtor subsidiaries	4,785
Investments in unconsolidated subsidiaries	13,651
Other long-term assets	19,665
Goodwill, net	499,510
Intangible assets, net	60,678
$870,957

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$5,329
Accrued liabilities	31,296
Medical claims payable	65,255
Debt in default and current maturities of capital lease obligations	163,569
Total current liabilities not subject to compromise	265,449
Current liabilities subject to compromise	1,127,444
Total current liabilities	1,392,893

Long-term capital lease obligations, not subject to compromise	8,044

Long-term liabilities subject to compromise	2,843

Due to related parties, net	6,471

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ equity (deficit), net	(612,060)
$870,957

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period May 1, 2003 Through May 31, 2003
Net revenue	$76,368

Costs and expenses:
Salaries, cost of care and other operating expenses	67,058
Equity in earnings of unconsolidated subsidiaries	(386)
Depreciation and amortization	3,994
Interest expense	1,504
Interest income	(107)
Reorganization expense, net	1,778
Special charges	212
74,053
Income from continuing operations before income taxes	2,315
Provision for income taxes	27
Income from continuing operations	2,288
Discontinued operations:
Loss from discontinued operations	(1,272)
Income on disposal of discontinued operations	850
Reorganization benefit, net	291
(131)
Net income	$2,157

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period May 1, 2003 Through May 31, 2003
Cash flows from operating activities:
Net income	$2,157

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,994
Gain on sale of assets	(650)
Equity in earnings of unconsolidated subsidiaries	(386)
Non-cash reorganization benefit	(297)
Non-cash interest expense	340

Cash flows from changes in assets and liabilities, net of effects from sales and acquisitions of businesses:
Accounts receivable, net	12,830
Restricted cash, investments and deposits	(3,446)
Net contributions to unconsolidated subsidiaries	(870)
Other assets	2,966
Accounts payable and other accrued liabilities	3,356
Medical claims payable	(6,978)
Income taxes payable and deferred income taxes	98
Other liabilities	46
Other	77
Total adjustments	11,080
Net cash provided by operating activities	13,237

Cash flows from investing activities:
Capital expenditures	(978)
Proceeds from sale of assets, net of transaction costs	1,566
Net cash provided by investing activities	588

Cash flows from financing activities:
Payments on capital lease obligations	(541)
Net transfers from related parties	317
Net cash used for financing activities	(224)
Net increase in cash and cash equivalents	13,601
Cash and cash equivalents at beginning of period	86,162
Cash and cash equivalents at end of period	$99,763

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD MAY 1, 2003 THROUGH MAY 31, 2003

(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	290,070	—	—	15,655,398	—	43,562	15,989,030	15,945,468
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	560	—	—	560	560
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	3,572	—	—	3,572	3,572
INROADS Behavioral Health Services of Texas, LP	03-40570	27,030	—	—	—	—	—	27,030	27,030
MBC National Service Corporation	03-40583	—	—	—	37,138	—	—	37,138	37,138
MBC of America, Inc.	03-40584	144,721	—	—	492,480	—	—	637,201	637,201
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	1,155	—	—	1,155	1,155
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	165	—	—	—	(785)	—	(620)	(620)
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	9,897	—	—	9,897	9,897
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	5,805,971	—	—	5,805,971	5,805,971
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	9,267,430	16,774,717	6,346,491	146,711	977,595	25,000	33,537,943	33,512,943
Personal Performance Consultants of New York, Inc.	03-40599	—	—	—	—	—	—	—	—
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	—	—	—	51,149	—	—	51,149	51,149
CMG Health, Inc.	03-40558	—	—	—	199,953	—	—	199,953	199,953
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	183,474	—	—	—	—	(313,363)	(129,889)	183,474
Magellan Behavioral Health, Inc.	03-40575	572,156	358	—	25,612,089	—	(19,163,113)	7,021,490	26,184,603
Magellan Behavioral Health of Washington, Inc.	03-40572	400,445	—	8,226	14,181	—	(165,000)	257,852	422,852
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	—	—	—	—	—	—	—	—
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	855	—	—	—	—	—	855	855
Magellan Behavioral of Michigan, Inc.	03-40574	—	—	—	30,253	—	—	30,253	30,253
Managed Care Services Mainstay of Central PA, Inc.	03-40581	—	—	—	—	—	—	—	—
AdvoCare of Tennessee, Inc.	03-40517	40,843	—	280	—	—	(1,679,614)	(1,638,491)	41,123
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,289,322	3,289,322	—
Magellan Health Services, Inc.	03-40515	1,364,926	—	4,621	—	1,279	19,557,213	20,928,039	1,370,826
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(1,982,393)	(1,982,393)	—
CMFC, Inc.	03-40557	—	—	—	—	—	(172)	(172)	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,305,102)	(1,305,102)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	—	—	—	—	—	—	—	—
Vivra, Inc.	03-40601	8,822	—	—	—	—	—	8,822	8,822
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical – Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical – Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	62,717	122,077	1,890	—	—	—	186,684	186,684
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies							1,693,659	1,693,659	—

Total Disbursements		$12,363,654	$16,897,152	$6,361,507	$48,060,505	$978,089	$—	$84,660,907	$84,660,907

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD MAY 1, 2003 THROUGH MAY 31, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	FICA	05/01/03	$1,146,498
INTERNAL REVENUE SERVICE	Medicare	05/01/03	277,208
INTERNAL REVENUE SERVICE	Federal	05/01/03	1,271,591
INTERNAL REVENUE SERVICE	FICA	05/02/03	1,706
INTERNAL REVENUE SERVICE	Medicare	05/02/03	399
INTERNAL REVENUE SERVICE	Federal	05/02/03	1,566
INTERNAL REVENUE SERVICE	FICA	05/16/03	1,121,270
INTERNAL REVENUE SERVICE	Medicare	05/16/03	268,229
INTERNAL REVENUE SERVICE	Federal	05/16/03	1,209,899
INTERNAL REVENUE SERVICE	FICA	05/20/03	1,692
INTERNAL REVENUE SERVICE	Medicare	05/20/03	396
INTERNAL REVENUE SERVICE	Federal	05/20/03	1,566
Connecticut	State Taxes	05/01/03	1,070
North Carolina	State Taxes	05/01/03	1,936
Oregon	State Taxes	05/01/03	3,063
Arizona	State Taxes	05/01/03	5,483
Florida	State Taxes	05/01/03	5,978
North Carolina	State Taxes	05/01/03	7,193
California	State Taxes	05/01/03	11,728
Minnesota	State Taxes	05/02/03	532
Oregon	State Taxes	05/02/03	703
California	State Taxes	05/05/03	538
Colorado	State Taxes	05/05/03	2,081
Kentucky	State Taxes	05/05/03	2,196
Massachusetts	State Taxes	05/05/03	5,048
Illinois	State Taxes	05/05/03	5,566
Iowa	State Taxes	05/05/03	6,640
Virginia	State Taxes	05/05/03	7,622
Ohio	State Taxes	05/05/03	10,382
New York	State Taxes	05/05/03	18,492
Pennslyvania	State Taxes	05/05/03	26,574
Georgia	State Taxes	05/13/03	37,052
Hawaii	State Taxes	05/15/03	283
Minnesota	State Taxes	05/15/03	532
South Carolina	State Taxes	05/15/03	1,399
Delaware	State Taxes	05/15/03	1,762
Nebraska	State Taxes	05/15/03	3,510
Indiana	State Taxes	05/15/03	4,149
Michigan	State Taxes	05/15/03	11,742
Maryland	State Taxes	05/15/03	205,585
Connecticut	State Taxes	05/16/03	1,070
North Carolina	State Taxes	05/16/03	2,212
Arizona	State Taxes	05/16/03	4,875
California	State Taxes	05/16/03	12,689
Oregon	State Taxes	05/19/03	614
New York	State Taxes	05/19/03	18,049
California	State Taxes	05/20/03	537

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
Colorado	State Taxes	05/20/03	2,104
Kentucky	State Taxes	05/20/03	2,205
Massachusetts	State Taxes	05/20/03	5,079
Illinois	State Taxes	05/20/03	5,589
Iowa	State Taxes	05/20/03	6,444
Virginia	State Taxes	05/20/03	7,456
Ohio	State Taxes	05/20/03	10,990
Pennslyvania	State Taxes	05/20/03	26,212
PUBLIC GOODS POOL	Other Non income Taxes	05/28/03	177
ALABAMA DEPT OF REVENUE	Accrued State WH	05/07/03	295
CCA	Accrued City WH	05/07/03	77
CITY OF GREENWOOD VILLAGE	Accrued City WH	05/07/03	72
CITY TREASURER INCOME TAX	Accrued City WH	05/07/03	301
DEPARTMENT DE HACIENDA	Accrued State WH	05/07/03	2,414
DISTRICT OF COLUMBIA	Accrued State WH	05/07/03	3,390
EAPA	Licenses & Reg. Fees	05/01/03	170
EAPA	Licenses & Reg. Fees	05/08/03	800
GEORGIA DEPT OF LABOR	Accrued SUI	05/29/03	65
GROSS INCOME TAX	Accrued State WH	05/05/03	8,462
GROSS INCOME TAX	Accrued State WH	05/14/03	7,110
GROSS INCOME TAX	Accrued State WH	05/29/03	6,720
HAWAII DEPT OF COMMERCE	Licenses & Reg. Fees	05/05/03	25
INDIANA DEPT OF INSURANCE	Licenses & Reg. Fees	05/12/03	50
INDIANA DEPT OF WORKFORCE DEVE	Accrued SUI	05/16/03	137
LOUISIANA DEPT OF REVENUE	Accrued State WH	05/07/03	347
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	05/07/03	1,229
MARYLAND OFFICE UNEMPLOYMENT	Accrued SUI	05/22/03	2,333
MICHIGAN DEPT/CONSUMER & INDUS	Licenses & Reg. Fees	05/12/03	15
MICHIGAN DEPT/CONSUMER & INDUS	Licenses & Reg. Fees	05/12/03	15
MICHIGAN DEPT/CONSUMER & INDUS	Licenses & Reg. Fees	05/12/03	15
MICHIGAN DEPT/CONSUMER & INDUS	Licenses & Reg. Fees	05/12/03	15
MICHIGAN DEPT/CONSUMER & INDUS	Licenses & Reg. Fees	05/16/03	15
MICHIGAN DEPT/CONSUMER & INDUS	Licenses & Reg. Fees	05/16/03	15
MICHIGAN DEPT/CONSUMER & INDUS	Licenses & Reg. Fees	05/19/03	15
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	05/05/03	80,671
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	05/14/03	78,920
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	05/29/03	76,360
NEW MEXICO TAXATION & REVENUE	Accrued State WH	05/07/03	224
NEW YORK DEPARTMENT OF STATE	Licenses & Reg. Fees	05/27/03	9
NEW YORK DEPARTMENT OF STATE	Licenses & Reg. Fees	05/27/03	9
OKLAHOMA TAX COMMISSION	Accrued State WH	05/07/03	545
PHILADELPHIA REVENUE DEPT	Accrued City WH	05/07/03	22,928
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	05/05/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	05/14/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	05/29/03	44
SECRETARY OF STATE OF CALIFORN	Licenses & Reg. Fees	05/27/03	25
SECRETARY OF STATE OF CT	Licenses & Reg. Fees	05/27/03	300

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
SECRETARY OF STATE OF CT	Licenses & Reg. Fees	05/27/03	300
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	05/16/03	30
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	05/16/03	25
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	05/22/03	5,588
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	05/30/03	50
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	05/30/03	5,588
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	05/30/03	1,153
SECRETARY OF STATE OF MAINE	Licenses & Reg. Fees	05/27/03	60
SECRETARY OF STATE OF MAINE	Licenses & Reg. Fees	05/27/03	60
SECRETARY OF STATE OF MAINE	Licenses & Reg. Fees	05/27/03	60
SECRETARY OF STATE OF MAINE	Licenses & Reg. Fees	05/27/03	60
SECRETARY OF STATE OF MAINE	Licenses & Reg. Fees	05/27/03	60
SECRETARY OF STATE OF MAINE	Licenses & Reg. Fees	05/27/03	60
SECRETARY OF STATE OF MAINE	Licenses & Reg. Fees	05/27/03	60
SECRETARY OF STATE OF ND	Licenses & Reg. Fees	05/12/03	25
SECRETARY OF STATE OF ND	Licenses & Reg. Fees	05/12/03	25
STATE TAX COMMISSION	Accrued State WH	05/16/03	33
TREASURER CITY OF DETROIT	Accrued City WH	05/07/03	1,708
TREASURER OF STATE OF MAINE	Accrued State WH	05/05/03	3,065
TREASURER OF STATE OF MAINE	Accrued State WH	05/14/03	2,392
TREASURER OF STATE OF MAINE	Accrued State WH	05/29/03	2,696
UTAH STATE TAX COMMISSION	Accrued State WH	05/07/03	52,012
UTAH STATE TAX COMMISSION	Accrued State WH	05/19/03	—
UTAH STATE TAX COMMISSION	Accrued State WH	05/19/03	52,834
VERMONT DEPARTMENT OF TAXES	Accrued State WH	05/07/03	698
WASHINGTON STATE DEPT OF REVEN	Other Non income Taxes	05/29/03	7,031
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	05/07/03	192
WISCONSIN DEPT OF REVENUE	Accrued State WH	05/05/03	420
WISCONSIN DEPT OF REVENUE	Accrued State WH	05/14/03	406
WISCONSIN DEPT OF REVENUE	Accrued State WH	05/29/03	406
RICHARD KAMINS	Licenses & Reg. Fees	05/28/03	130
CHERYL KELLER	Licenses & Reg. Fees	05/07/03	80
ANNE F STARR	Licenses & Reg. Fees	05/21/03	95
IOS CAPITAL	Property Taxes	05/15/03	349
IOS CAPITAL	Property Taxes	05/08/03	—
RONALD A LEGGETT COLLECTOR	Accrued City WH	05/07/03	3,037
STATE OF MICHIGAN	Accrued SUI	05/29/03	769
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	05/07/03	377
SECRETARY OF STATE OF ARKANSAS	Licenses & Reg. Fees	05/27/03	50
SECRETARY OF STATE OF ARKANSAS	Licenses & Reg. Fees	05/27/03	50
SECRETARY OF STATE OF ARKANSAS	Licenses & Reg. Fees	05/27/03	50
SECRETARY OF STATE OF ARKANSAS	Licenses & Reg. Fees	05/27/03	50
SECRETARY OF STATE OF ARKANSAS	Licenses & Reg. Fees	05/27/03	50
CITY OF CINCINNATI	Accrued City WH	05/07/03	2,425
STATE OF VERMONT	Licenses & Reg. Fees	05/15/03	3,953
STATE OF VERMONT	Licenses & Reg. Fees	05/22/03	7,886
RITA	Accrued City WH	05/16/03	5

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	05/16/03	25
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	05/22/03	20
DIVISION OF TAXATION	Accrued City WH	05/07/03	411
STATE OF DELAWARE	Licenses & Reg. Fees	05/22/03	82
STATE OF DELAWARE	Licenses & Reg. Fees	05/29/03	60,000
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	05/16/03	208
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	05/16/03	38
CAROL V GRANDE	Licenses & Reg. Fees	05/14/03	160
CITY OF BLUE ASH	Accrued City WH	05/07/03	4,929
FLORIDA DEPT OF INSURANCE	Licenses & Reg. Fees	05/22/03	256
CRYSTAL MOORE	Licenses & Reg. Fees	05/21/03	160
CHERIE KEEGAN	Licenses & Reg. Fees	05/21/03	173
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/28/03	4,016
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/27/03	100
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/27/03	100
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/27/03	100
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/27/03	50
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/27/03	100
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/27/03	100
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	05/27/03	100
JONATHAN MILLINER	Licenses & Reg. Fees	05/07/03	—
SECRETARY OF STATE OF LOUISIAN	Licenses & Reg. Fees	05/12/03	25
SECRETARY OF STATE OF OK	Licenses & Reg. Fees	05/16/03	25
SECRETARY OF STATE OF NEVADA	Licenses & Reg. Fees	05/27/03	85
SECRETARY OF STATE OF NEVADA	Licenses & Reg. Fees	05/27/03	85
SECRETARY OF STATE OF MN	Licenses & Reg. Fees	05/27/03	115
SECRETARY OF STATE OF MN	Licenses & Reg. Fees	05/27/03	115
SOUTH DAKOTA DIVISION OF INS	Licenses & Reg. Fees	05/12/03	250
MARGARET BURNEY-PUCKETT	Licenses & Reg. Fees	05/07/03	125
PATRICIA A MERNIN	Licenses & Reg. Fees	05/21/03	122
ALABAMA DEPARTMENT OF INDUSTRI	Accrued SUI	05/29/03	38
OHIO DEPARTMENT OF INSURANCE	Licenses & Reg. Fees	05/12/03	300
LINDA J UHL	Licenses & Reg. Fees	05/14/03	250
SECRETARY OF STATE OF OREGON	Licenses & Reg. Fees	05/12/03	20
ALAN ADKINS MD	Licenses & Reg. Fees	05/14/03	800
SANDRA MORTER	Licenses & Reg. Fees	05/07/03	200
CITY OF LANSING	Accrued City WH	05/07/03	24
DEPARTMENT OF LICENSING	Licenses & Reg. Fees	05/27/03	59
DEPARTMENT OF REVENUE	Accrued State WH	05/07/03	413
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	05/05/03	15
JONATHAN MILLER	Licenses & Reg. Fees	05/14/03	50
SCHOOL DISTRICT INCOME TAX	Accrued City WH	05/07/03	12
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	05/22/03	11,250
TARA WALSH	Licenses & Reg. Fees	05/28/03	393
CHRISTINE S REGER	Licenses & Reg. Fees	05/21/03	130
KATHLEEN ROGERS	Licenses & Reg. Fees	05/07/03	125
MAINE PSYCHOLOGICAL ASSOCIATIO	Licenses & Reg. Fees	05/08/03	250

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
HERSCHEL HORN	Licenses & Reg. Fees	05/07/03	360
BRIAN HUNT	Licenses & Reg. Fees	05/21/03	75
ROBERT MCCULLOUGH	Licenses & Reg. Fees	05/07/03	135
PAULETTE LYNCH	Licenses & Reg. Fees	05/14/03	45
CITY OF FAIRBORN	Accrued City WH	05/07/03	715
JANET WALLEN	Licenses & Reg. Fees	05/21/03	40
MICHAEL MENNELLA MD	Licenses & Reg. Fees	05/28/03	340
ROBERT A ERICKSEN	Licenses & Reg. Fees	05/07/03	300
STATE OF UTAH	Licenses & Reg. Fees	05/27/03	10
KANSAS DEPT OF REVENUE	Accrued State WH	05/05/03	185
KANSAS DEPT OF REVENUE	Accrued State WH	05/14/03	290
KANSAS DEPT OF REVENUE	Accrued State WH	05/29/03	225
MARK GOTSHALL	Licenses & Reg. Fees	05/21/03	180
STATE OF ALASKA	Licenses & Reg. Fees	05/02/03	248
WEST VIRGINIA SECRETARY/STATE	Licenses & Reg. Fees	05/16/03	25
SUN LIFE ASSURANCE CO/CANADA	401K Expense	05/07/03	8,400
JAN A SMEDLEY	Licenses & Reg. Fees	05/14/03	100
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	05/02/03	245
NEW JERSEY BOARD OF SOCIAL	Licenses & Reg. Fees	05/02/03	—
DIVISION OF REVENUE	Licenses & Reg. Fees	05/27/03	50
KEITH ELLER	Licenses & Reg. Fees	05/14/03	48
KAREN LEYNOR	Licenses & Reg. Fees	05/14/03	115
MELANIE PINGEL	Licenses & Reg. Fees	05/14/03	80
JASON REID	Licenses & Reg. Fees	05/28/03	40
WASHINGTON STATE DEPT OF REVEN	Other Non income Taxes	05/15/03	7,288
CITY OF TACOMA	Other Non income Taxes	05/08/03	938
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	05/01/03	140
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	05/16/03	140
INFORMATION LEASING CORP	Sales & Use Taxes	05/29/03	1,178
E*TRADE BUSINESS SOLUTIONS	Licenses & Reg. Fees	05/30/03	2,584
COMMISSIONER OF TAXATION & FIN	State Payment/Refund Activity	05/27/03	111
HAMPTON TREASURER	Property Taxes	05/09/03	747
INTERNAL REVENUE SERVICE	Licenses & Reg. Fees	05/16/03	1,107
INTERNAL REVENUE SERVICE	Licenses & Reg. Fees	05/30/03	725
HOOPER LUNDY & BOOKMAN INC	Licenses & Reg. Fees	05/16/03	59

Total			$6,361,507

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

STATEMENT ON INSURANCE FOR THE PERIOD MAY 1, 2003 THROUGH MAY 31, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.